SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Stock-based Compensation Grant
On March 22, 2021, the Board of Directors approved stock-based compensation grants to certain employees of the Company. The awards consisted of 157,552 options vesting over four years with an exercise price of $15.15, an expiration of ten years and a fair value per option of $8.38. Additionally, 50,928 restricted stock units “RSUs” were granted with a vesting period of 3 years at a fair value of $15.15 per share. Total expense expected to be recognized over the vesting period of the options and RSUs is $2.1 million.